Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Income Taxes [Abstract]
INCOME TAXES

NOTE 8 — INCOME TAXES

Intuitive Machines, Inc. is a corporation and thus is subject to United States (“U.S.”) federal, state and local income taxes. Intuitive Machines, LLC is a partnership for U.S. federal income tax purposes and therefore does not pay United States federal income tax. Instead, the Intuitive Machines, LLC unitholders, including Intuitive Machines, Inc., are liable for U.S. federal income tax on their respective shares of Intuitive Machines, LLC’s taxable income. Intuitive Machines, LLC is liable for income taxes in those states which tax entities classified as partnerships for U.S. federal income tax purposes.

For the three and six months ended June 30, 2023, we recognized a combined U.S. federal and state benefit for income taxes of $3.5 million and $0.3 million, respectively. For the three and six months ended June 30, 2022, we recognized a combined U.S. federal and state expense for income taxes of $0.4 million and $0.4 million, respectively. The effective combined United States federal and state income tax rates were (23.1%) and 6.3% for the three and six months ended June 30, 2023, respectively, and (16.1%) and (5.4%) for the three and six months ended June 30, 2022. For three and six months ended June 30, 2023, our effective tax rate differed from the statutory rate of 21% primarily due to deferred taxes for which no benefit is being recorded and losses attributable to noncontrolling interest unitholders that are taxable on their respective share of taxable income. For the three and six months ended June 30, 2022, our effective tax rate differed from the statutory rate primarily due to Intuitive Machines, LLC’s status as a partnership for U.S. federal income tax purposes.

For the six months ended June 30, 2023, the Company has an uncertain tax position related to its use of an impermissible method in deducting certain launch related costs. The Company filed Form 3115, Application for Change in Accounting Method, with the Internal Revenue Service (“IRS”) to request permission to change from its impermissible method of accounting to a permissible method of accounting for the launch costs. The requested change is nonautomatic and as such requires advance consent from the IRS. As of June 30, 2023, the Company has not received affirmative written consent from the IRS.

In conjunction with the consummation of the Transactions, Intuitive Machines, Inc. entered into a Tax Receivable Agreement (the “TRA”) with Intuitive Machines, LLC and certain Intuitive Machines, LLC members (the “TRA Holders”). Pursuant to the TRA, Intuitive Machines, Inc. is required to pay the TRA Holders 85% of the amount of cash tax savings, if any, in U.S. federal, state, and local income tax that are based on, or measured with respect to, net income or profits, and any interest related thereto that Intuitive Machines, Inc. realizes, or is deemed to realize, as a result of certain tax attributes, including (A) existing tax basis of certain assets of Intuitive Machines, LLC and its subsidiaries, (B) tax basis adjustments resulting from taxable exchanges of Intuitive Machines, LLC Common Units acquired by Intuitive Machines, Inc., (C) certain tax benefits realized by Intuitive Machines, Inc. as a result of the Business Combination, and (D) tax deduction in respect of portions of certain payments made under the TRA. All such payments to the TRA Holders are the obligations of the Intuitive Machines, Inc., and not that of Intuitive Machines, LLC. As of June 30, 2023, there have been no exchanges of Intuitive Machines, LLC units for Class A common stock of the Intuitive Machines, Inc. and, accordingly, no deferred tax assets subject to the TRA or TRA liabilities currently exist.

NOTE 7 — INCOME TAXES

The Company is treated as a partnership for tax purposes and therefore not subject to U.S. federal income tax. The Company is subject to Texas Margins Tax. The Company also has a corporate subsidiary, Intuitive Aviation, Inc., that is subject to U.S. federal and state income taxes.

Beginning in 2022, the Tax Cuts and Jobs Act of 2017 (“TCJA”) eliminates the option to deduct research and development expenditures currently and requires taxpayers to capitalize and amortize them. Research and development expenses must be amortized over five years for research performed in the U.S. and 15 years for research performed outside the U.S. Although Congress is considering legislation that would defer the amortization requirement to later years, it is not certain that the provision will be repealed or otherwise modified. The legislation did not have an impact on the tax provision currently because of the Company’s status as a non-taxable entity; however, the Company will monitor this legislation.

On August 16, 2022, the Inflation Reduction Act of 2022 (“IRA”) was enacted into law. The IRA contains significant tax law changes, including a corporate alternative minimum tax (“CAMT”) of 15% on adjusted financial statement income for applicable corporations, and a 1% excise tax on stock repurchases after December 31, 2022. The IRA also extends certain federal tax credits and creates new tax credits to promote sustainability initiatives. The IRA did not have a material impact on our consolidated financial statements.

In July 2020, the U.S. Treasury Department released final and proposed regulations on IRC Section 163(j) which limits business interest expense deductions. These regulations apply to tax years beginning January 1, 2021. However, taxpayers may choose to apply these regulations to tax years beginning after December 31, 2017. The Company adopted the final regulations for the year ended December 31, 2021. This did not result in any material impact to the provision.

The Company’s consolidated income tax provision consisted of the following components (in thousands):

	Year Ended December 31,
	2022	2021
Current:
Federal	$—	$—
State	(16)	2
	$(16)	$2
Deferred:
Federal	—	—
State	(7)	—
	$(7)	—
Total income tax provision	$(23)	$2

The reconciliation of the income tax provision computed at the Company’s effective tax rate is as follows (in thousands except for rates):

Years Ended December 31,	2022	2021
Loss before income taxes	$(6,428)	$(35,646)
Statutory income tax rates	21%	21%
Expected income tax benefit	$(1,349)	$(7,486)
Nontaxable entity	$1,348	$7,486
State income tax expense	$(23)	$2
Change in valuation allowance	$1	$—
Total income tax expense	$(23)	$2

The Company’s effective tax rates for the years ended December 31, 2022 and 2021 were (0.36)% and 0.01%, respectively. The difference between the Company’s effective tax rate for the period ended December 31, 2022, and the U.S. statutory tax rate of 21% was primarily due to non-taxable income/(loss) passed through and taxable to our partners, a full valuation allowance recorded on the Company’s net US deferred tax assets of Intuitive Aviation, and state taxes.

Significant components of the Company’s deferred tax assets and liabilities related to Intuitive Aviation are as follows (in thousands):

	December 31,
	2022	2021
Deferred tax assets:
Net operating loss	$165	$164
Property and equipment	11	11
Inventory	148	148
Deferred revenue	12	—
Total deferred tax assets	$336	$323
Valuation allowance	(324)	(323)
Net deferred tax assets	$12	$—

Deferred tax liabilities:
481(a) deferred revenue	(5)	—
Total deferred tax liabilities	$(5)	$—
Net deferred tax asset (liability)	$7	—

As of December 31, 2022, Intuitive Aviation had approximately $787 thousand of federal net operating loss carryforwards (“NOL carryforwards”), which do not have an expiration date. The Company’s deferred tax assets, including these NOL carryforwards have been reduced by a valuation allowance due to a determination made that it is more likely than not that some or all of the deferred assets will not be realized based on the weight of all available evidence. The Company continues to closely monitor and weigh all available evidence, including both positive and negative, in making its determination whether to maintain a valuation allowance. As a result of the significant negative weight placed on the Intuitive Aviation’s cumulative negative earnings position, the Company continued to maintain a valuation allowance against its remaining net deferred tax asset at December 31, 2022 and December 31, 2021.

The Company files income tax returns in the U.S., including federal and various state filings. The number of years that are open under the statute of limitations and subject to audit varies depending on the tax jurisdiction. We remain subject to U.S. federal tax examinations for years after 2018.

For the periods ending December 31, 2022, and 2021, the Company has no reserves for uncertain tax positions. The Company has elected to record interest and penalties associated with uncertain tax positions as general and administrative expenses.